 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          June 29, 2005

Appalachian Bancshares, Inc. Employees’ Savings & Profit Sharing Plan and Trust
(Full Title of Plan)
Commission File No. 333-27127

Georgia	000-21383	58-2242407
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

822 Industrial Boulevard, Ellijay, Georgia	30540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(706) 276-8000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant’s Certifying Accountant.

Effective June 29, 2005, the Administrative Committee (the “Administrative Committee”) of the Appalachian Bancshares, Inc. Employees’ Savings & Profit Sharing Plan and Trust (the “Plan”), dismissed Schauer Taylor, P.C. (f/k/a Schauer Taylor Cox Vise & Morgan, P.C.) (“Schauer Taylor”) as the Plan’s independent public accountants.

For the years ended December 31, 2004 and 2003 and through June 29, 2005, there have been no disagreements with Schauer Taylor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Schauer Taylor would have caused Schauer Taylor to make reference thereto in their reports on the Plan’s financial statements for such periods. For the years ended December 31, 2004 and 2003 and through June 29, 2005, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K. The reports of Schauer Taylor regarding the Plan’s financial statements as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

The Plan provided a copy of the foregoing disclosures to Schauer Taylor prior to the date of the filing of this report and requested that Schauer Taylor furnish it with a letter addressed to the Securities and Exchange Commission, stating, therein, whether or not it agrees with the statements in this Item 4.01. A copy of the letter Schauer Taylor furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

The Plan is in the process of engaging another accounting firm to serve as its independent public accountants.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits.

The following exhibit is filed as part of this report.

Exhibit No.	Description

16.1	Letter from Schauer Taylor, P.C. to the Securities and Exchange Commission dated May 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan’s Administrative Committee, as Plan Administrator of the Appalachian Bancshares, Inc. Employees’ Savings & Profit Sharing Plan and Trust, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPALACHIAN BANCSHARES, INC. EMPLOYEES’ SAVINGS & PROFIT SHARING PLAN AND TRUST

By: /s/ Tracy R. Newton
Tracy R. Newton
On behalf of the Administrative Committee

Dated: May 26, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter from Schauer Taylor, P.C. to the Securities and Exchange Commission dated May 26, 2006.

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